                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2

     This Amendment No. 2 dated as of February 22, 2002 ("Agreement") is among Landry's Restaurants, Inc., a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement described below ("Lenders"), and Bank of America, N.A., as administrative agent for the Lenders ("Administrative Agent").

                                  INTRODUCTION

     A. The Borrower, the Administrative Agent, and the Lenders are parties to the First Amended and Restated Credit Agreement dated as of June 28, 2000, as amended by Amendment No. 1 and Consent dated as of October 17, 2000 (as so amended, "Credit Agreement").

     B. The Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement, that the Lenders extend the maturity of the Credit Agreement, that certain Lenders increase their Commitments, that SunTrust Bank ("SunTrust") be added as a Lender under the Credit Agreement, and that The Fuji Bank, Limited and The Bank of Tokyo-Mitsubishi, Ltd., Houston Agency be replaced as Lenders because they chose not to extend maturity.

     C. Subject to the terms hereof, the Lenders agree to the amendments and extension contained herein.

     THEREFORE, the Borrower, the Administrative Agent, and the Lenders hereby agree as follows:

     Section 1. Definitions. Unless otherwise defined in this Agreement, terms
                -----------
used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

     Section 2. Amendments. The Credit Agreement is hereby amended as follows:
                ----------

     (a) Upon the effectiveness of this Agreement, SunTrust shall be a Lender with all rights, powers, and privileges attendant thereto. The Commitment of each Lender shall be amended to be as indicated beside such Lender's name on the attached Schedule 2.01, and Schedule 2.01 to the Credit Agreement shall be replaced by the attached Schedule 2.01. Upon the effectiveness of this Agreement, only the Lenders party to this Agreement shall be Lenders under the Credit Agreement.

     (b) The following definitions in Section 1.01 shall be amended to read in their entirety as follows:

                "Applicable Amount" means the following amounts per annum, based
                 -----------------
          upon the Total Debt Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):
             ---------------

          --------------------------------------------------------------------------------
          Pricing    Total Debt Leverage     Commitment     Offshore      Base Rate +
          Level      Ratio                   Fee            Rate +
          --------------------------------------------------------------------------------
          1          #1.0:1                  0.50%          2.00%         0.25%
          --------------------------------------------------------------------------------
          2          *1.0:1 but #1.5:1       0.50%          2.25%         0.50%
          --------------------------------------------------------------------------------
          3          *1.5:1 but #2.25:1      0.50%          2.50%         0.75%
          --------------------------------------------------------------------------------
          4          *2.25:1                 0.50%          2.75%         1.00%
          --------------------------------------------------------------------------------

          ;provided that, prior to the Notes Issuance Date, Pricing Level 4
           --------
          shall not apply, and the Applicable Amount for all Total Debt Leverage Ratios greater than 1.5:1.0 shall be at Pricing Level 3.

          The Applicable Amount shall be in effect from the date the most recent Compliance Certificate is received by Administrative Agent to but excluding the date the next Compliance Certificate is received; provided, however, that if the Borrower fails to timely deliver the
          --------  -------
          next Compliance Certificate, the Applicable Amount from the date such Compliance Certificate was due to but excluding the date such Compliance Certificate is received by Administrative Agent shall be the highest pricing level in effect at such time, and, thereafter, the pricing level indicated by such Compliance Certificate when received.

               "Commitment" means, for each Lender, the obligation of such
                ----------
          Lender to make Extensions of Credit in an aggregate principal amount not exceeding the amount set forth opposite such Lender's name on
          Schedule 2.01 at any one time outstanding, as such amount may be
          -------------
          increased or reduced from time to time in accordance with this Agreement (collectively, the "combined Commitments").
                                        --------------------


               "Maturity Date" means July 1, 2004, as it may be earlier
                -------------
          terminated or extended in accordance with the terms hereof.

               "Non-Recourse Subsidiary" means any wholly owned Subsidiary of
                -----------------------
          which the Administrative Agent has been notified and which (a) if it has acquired assets from the Borrower or any of its other Subsidiaries, it has acquired such assets only in compliance with this Agreement, (b) is not a Subsidiary as of the Closing Date, (c) owns only Property acquired by it after the Closing Date, (d) does not own any capital stock, or any warrants, options, or other rights to acquire capital stock of any Subsidiary, and (e) has no Indebtedness or other obligations pursuant to which the lender or other beneficiary of such obligations, directly or indirectly, has recourse to any asset of the Borrower or any of its other Subsidiaries.

                    "Pro Rata Share" means, with respect to each Lender, either
                     --------------
               (a) the ratio (expressed as a percentage) of such Lender's Commitment at such time to the combined Commitments at such time,
               (b) if the Commitments have been terminated, the ratio (expressed as a percentage) of such Lender's aggregate outstanding Extensions of Credit at such time to the aggregate outstanding Extensions of Credit of all the Lenders at such time, or (c) if no Extensions of Credit are then outstanding and no Commitments then in effect, the ratio (expressed as a percentage) of the aggregate principal amount of such Bank's Extensions of Credit when most recently outstanding to the aggregate principal amount of all Extensions of Credit when most recently outstanding.

          (c)  The following definitions shall be added in alphabetical order to
               Section 1.01:

                    "Headquarters Building" has the meaning specified in Section
                     ---------------------
               7.01(j).

                    "Notes Issuance Date" means the date upon which the Borrower
                     -------------------
               issues, (i) pursuant to Section 7.01(i), convertible subordinated notes or senior subordinated notes or (ii) Indebtedness of Non-Recourse Subsidiaries, in either case which, when aggregated with any prior issuances of such Indebtedness, have an aggregate original principal amount of at least $15,000,000.

                    "Senior Debt Leverage Ratio" means, as of any date of its
                     --------------------------
               determination, the ratio of (a) Consolidated Funded Indebtedness, minus Indebtedness of Non-Recourse Subsidiaries, up to a maximum
               -----
               of $35,000,000, minus Subordinated Indebtedness, each as of such
                               -----
               date, to (b) Consolidated EBITDA minus the portion of
                                                -----
               Consolidated EBITDA which is attributable to any Non-Recourse Subsidiary whose Indebtedness was subtracted in clause (a) above, in each case for the period of the four fiscal quarters most recently ended.

                    "Subordinated Indebtedness" means the Indebtedness of the
                     -------------------------
               Borrower or any of its Subsidiaries which is (a) permitted under
               Section 7.01(i) or (b) incurred under subordination and other terms at least as favorable to the Lenders and Administrative Agent as those pursuant to which any Indebtedness permitted under
               Section 7.01(i) is issued and approved in writing by the Requisite Lenders and the Administrative Agent.

                    "Total Debt Leverage Ratio" means, as of any date of its
                     -------------------------
               determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.

          (d) The definition of "Leverage Ratio" in Section 1.01 shall be deleted.

          (e) Article II is amended to add the following Section 2.13 to the end of Article II:

               2.13. Increase of Commitments. If no Default or Event of Default
                     -----------------------
               then exists, the Borrower shall have the right, without the consent of the Lenders, to increase the combined Commitments by adding to this Agreement one or more lenders who are Eligible Assignees (who shall, upon completion of the requirements stated in this Section 2.13 constitute Lenders hereunder), or by allowing one or more Lenders to increase their Commitments hereunder, provided that (a) the sum of the current Commitments plus such added Commitments plus any increases in current Commitments shall not be greater than $220,000,000, (b) no Lender's Commitment shall be increased without the consent of such Lender, (c) no Person shall be added to this Agreement without its consent, and (d) on the effective date of any such increase or addition, either there shall be no Committed Loans outstanding or there shall have been arrangements satisfactory to the Administrative Agent made to prepay all outstanding Committed Loans, together with accrued interest thereon and any amounts payable pursuant to Section 3.05. Any prepayment made by the Borrower in accordance with the preceding subparagraph (d) of this Section 2.13 may be made with the proceeds of Loans made by all the Lenders in connection with an increase in the Commitments pursuant to this Section 2.13. There shall be no fee paid to any Lender not increasing its Commitment in connection with an increase in the combined Commitments under this Section 2.13. The Borrower shall give the Administrative Agent five Business Days' notice of the Borrower's intention to increase any Commitment or add a new lender pursuant to this Section 2.13. Such notice shall specify each new lender, if any, the changes in amounts of Commitments that will result, the date on which such addition or change is to occur (which shall be a Business Day), and such other information as is reasonably requested by the Administrative Agent. Each new lender agreeing to be added to this Agreement, and each Lender agreeing to increase its Commitment, shall execute and deliver to the Administrative Agent a New Lender Agreement in substantially the form of Exhibit H-1 or a Commitment Increase Agreement in substantially the form of Exhibit H-2, pursuant to which it becomes a party hereto or increases its Commitment, as the case may be. In addition, an authorized officer of the Borrower shall execute and deliver a Committed Loan Note in the principal amount of the Commitment of each new lender, or a replacement Committed Loan Note in the principal amount of the increased Commitment of each Lender agreeing to increase its Commitment, as the case may be. Each such Committed Loan Note shall be dated the effective date of the pertinent New Lender Agreement or

               Commitment Increase Agreement, as the case may be, shall be properly completed, and shall otherwise be in substantially the form of Exhibit C. Upon execution and delivery to the Administrative Agent of the Committed Loan Note and execution by the Administrative Agent of the relevant New Lender Agreement or Commitment Increase Agreement, as the case may be, such new lender shall constitute a "Lender" hereunder with a Commitment as specified therein, or such Lender's Commitment shall increase as specified therein, as the case may be, and the Administrative Agent shall notify the Lenders of such addition or increase.

          (f) Section 6.13 is amended to insert the following after the words "Within 30 days after the creation of any new Subsidiary":

               , other than a Non-Recourse Subsidiary that owns the Headquarters Building and any Non-Recourse Subsidiary that has Indebtedness the Liens securing which are permitted under Section 7.02(j),

          (g) Section 7.01(c) is amended to add the words "and 7.02(j)" after the words Section 7.02(d)".

          (h) Section 7.01(d) is amended to add the words "and 7.02(j)" after the words Section 7.02(d)".

          (i) Section 7.01 is amended to add the following subsections after the existing subsection 7.01(h), and the existing subsection 7.01(i) shall be renamed subsection 7.01(k):

                    (i) Unsecured Indebtedness in the form of convertible
               subordinated notes or senior subordinated notes (i) in an aggregate original principal amount that does not exceed $135,000,000 and (ii) which are issued pursuant to terms and conditions (A) if issued in a registered or 144A offering, customary for similar securities issued in a registered or 144A offering, as reasonably determined and approved in writing by the Administrative Agent, or (B) if not issued in a registered or 144A offering, on terms reasonably acceptable to and approved in writing by the Requisite Lenders;

                    (j) Indebtedness of a Non-Recourse Subsidiary (i) which does not exceed $20,000,000 in the aggregate at any time and (ii) which shall be used solely to finance or refinance the purchase of the Borrower's headquarters building at 1510 West Loop South, Houston, Texas (the "Headquarters Building"); and
                                    ---------------------

          (j) Section 7.02(d) is amended to add the following language at the end of such section, immediately preceding the final semicolon:

               , less the amount of Indebtedness secured by Liens permitted under Section 7.02(j)

     (k) Section 7.02 is amended to add the following subsections after the existing subsection 7.02(g):

                    (h) Liens granted by a Non-Recourse Subsidiary securing the
             Indebtedness described in Section 7.01(j) so long as such Liens (i) secure only the Indebtedness described in Section 7.01(j) and (ii) extend only to the Headquarters Building, the office leases, real estate, fixtures, appurtenances, and building equipment related to the Headquarters Building, and other customary mortgage financing collateral related to the Headquarters Building and related real estate;

                    (i) Liens granted by the Borrower or one of its Subsidiaries securing the Indebtedness described in Section 7.01(j) so long as such Liens (i) secure only the Indebtedness described in Section 7.01(j) and (ii) extend only to the equity interests of the Non-Recourse Subsidiary which owns the Headquarters Building and the proceeds thereof; and

                    (j) Liens securing Indebtedness assumed or incurred in
             connection with an Acquisition permitted under Section 7.11 so long as
                        (i) such Liens and Indebtedness comply with the
                    limitations described in Sections 7.01(c) and 7.02(d)
                    (iv) and

                        (ii) either (A) such Liens extend only to specific
                    fixed assets acquired in connection with such Acquisition and proceeds thereof and do not secure Indebtedness other than purchase-money debt, capital leases, or term debt, or
                    (B) such Indebtedness is Indebtedness only of a Non-Recourse Subsidiary and any such Liens granted by a party other than such Non-Recourse Subsidiary extend only to the equity interests in such Non-Recourse Subsidiary.

     (l)     Section 7.12 is amended to read in its entirety as follows:

             7.12. Capital Expenditures. Make, or become legally obligated to
                   --------------------
             make, any capital expenditure (excluding Acquisitions permitted under Section 7.11), except capital expenditures in any fiscal
                                                 ------
             year of the Borrower not exceeding the sum of (a) (i) in fiscal year 2001, $75,000,000 and (ii) in fiscal years thereafter, $85,000,000 and (b) the amount, up to $10,000,000, of unused capital expenditure allowance for the immediately preceding fiscal year.

     (m)     Section 7.14(c) is amended to read in its entirety as follows:

                    (c)    Total Debt Leverage Ratio. Permit the Total Debt
                           -------------------------
             Leverage Ratio (i) at any time prior to the Notes Issuance Date to be greater than 2.25 to 1.0 or (ii) at any time on or after the Notes Issuance Date to be greater than 3.0 to 1.0.

     (n) Section 7.14 is amended to add the following subsection (e) to the end of Section 7.14:

                    (e)     Senior Debt Leverage Ratio. Permit the Senior Debt
                            --------------------------
             Leverage Ratio at any time on or after the Notes Issuance Date to be greater than 2.0 to 1.0.

     (o) Exhibit B to the Credit Agreement (Compliance Certificate) shall be amended (i) to change all references to and calculations of "Leverage Ratio" in Exhibit B to references to and calculations of the "Total Debt Leverage Ratio" and (ii) to insert the following at the end of Schedule 2 to Exhibit B:

          ----------------------------------------------------------------------
           V.       Section 7.14(e) - Senior Debt Leverage Ratio
                    (calculate only after Notes Issuance Date)

          ----------------------------------------------------------------------
           A.       Consolidated    Funded   Indebtedness       at   $__________
                    Statement Date

          ----------------------------------------------------------------------
           B.       Lesser of (1)  Indebtedness of Non-Recourse      $__________
                    Subsidiaries and (2) $35,000,000

          ----------------------------------------------------------------------
           C.       Subordinated Indebtedness at Statement Date      $__________

          ----------------------------------------------------------------------
           D.       Consolidated EBITDA                              $__________

          ----------------------------------------------------------------------
           E. Portion of Consolidated EBITDA attributable to $__________ Non-Recourse Subsidiaries whose Indebtedness is listed in Line B above

          ----------------------------------------------------------------------
           F.       Senior Debt Leverage Ratio =                     $__________
                           (A - B - C))(D - E):

                    Maximum Permitted:  2.0 to 1.0

          ----------------------------------------------------------------------
           G.       Compliance?  (Is F # 2.0?)                        __________

          ----------------------------------------------------------------------


     (p) The attached Exhibits H-1 and H-2 shall be added as Exhibits H-1 and H-2 to the Credit Agreement and included in the table of contents of Exhibits to the Credit Agreement.

     Section 3.      Representations and Warranties of the Borrower. The
                     ----------------------------------------------
Borrower represents and warrants to the Administrative Agent and the Lenders that:

     (a) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement;

       (b) (i) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

       (c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

       Section 4.   Representations and Warranties of Administrative Agent and
                    ----------------------------------------------------------
Lenders. The Administrative Agent and the Lenders (a) make no representation or
-------
warranty and assume no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement, the Loan Documents, or any other instrument or document furnished pursuant thereto, and (b) make no representation or warranty and assume no responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto

       Section 5.   Representations, Warranties, Covenants, and Agreements of
                    ---------------------------------------------------------
SunTrust. SunTrust (a) confirms that it has received a copy of the Credit
--------
Agreement and the other Loan Documents, together with copies of the financial statements referred to in the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and become a Lender party to the Credit Agreement; (b)agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (c) appoints or authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; (e) specifies as its lending office (and address for notices) the office set forth beneath its name on the signature pages hereof; and (f) attaches a completed administrative questionnaire hereto

       Section 6.   Effectiveness. This Agreement shall become effective as of
                    -------------
the date of this Agreement, and the Credit Agreement shall be amended as provided in this Agreement, upon the occurrence of the following conditions precedent:

       (a) the Borrower shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent, and the Administrative Agent and all the Lenders listed on the attached Schedule 2.01 shall have executed and delivered this Agreement;

       (b) the Borrower shall have delivered to the Administrative Agent duly and validly executed original Committed Loan Notes payable to the order of each Lender whose Commitment is increased by this Amendment, in the amounts of such increased Commitments;

       (c) the representations and warranties in this Agreement shall be true and correct in all material respects;

       (d) the Administrative Agent shall have received a duly executed reaffirmation of each Guaranty by a Subsidiary of the Borrower in form and substance satisfactory to the Administrative Agent;

       (e) the Administrative Agent shall have received a favorable opinion of counsel for the Borrower in form and substance acceptable to the Administrative Agent; and

       (f) the Borrower shall have paid to the Administrative Agent and to each Lender the fees and expenses payable to them pursuant to the letters dated December 21, 2001 and February 11, 2002 from Bank of America, N.A. and Banc of America Securities LLC, each accepted and agreed to by the Borrower, and under any other agreement between the Borrower and the Administrative Agent.

       Section 7.     Effect on Loan Documents.
                      ------------------------

       (a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

       (b) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Loan Documents.

       Section 8.     Choice of Law. This Agreement shall be governed by and
                      -------------
construed and enforced in accordance with the laws of the State of Texas.

       Section 9.     Counterparts.  This Agreement may be signed in any number
                      ------------
of counterparts, each of which shall be an original.

         [The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.

                                            LANDRY'S RESTAURANTS, INC.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________






                                            BANK OF AMERICA, N.A., as
                                            Administrative Agent

                                            By:_________________________________
                                            Name:
                                            Title:








                                            LENDERS:

                                            BANK OF AMERICA, N.A.


                                            By:_________________________________
                                            Name:
                                            Title:





                                            THE BANK OF NOVA SCOTIA


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________